As filed with the Securities and Exchange Commission on May 27, 1999

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 27, 1999

                                   iTurf Inc.
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               (Exact name of Registrant as specified in charter)

   Delaware                          0-25347                       13-3963754
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(State or other               (Commission File No.)               (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                       Number)

  435 Hudson Street, New York, New York                                 10014
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(Address of principal executive officers)                            (Zip Code)


                                 (212) 807-9060
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              (Registrant's telephone number, including area code)

Item 8.  Change in Fiscal Year

          On May 27, 1999, the Company determined to change its fiscal year from the calendar year ending January 31 used in its previous filings with the Securities and Exchange Commission. Effective February 1, 1999, the Company's fiscal year is comprised of 52 or 53 weeks, ending on the Saturday closest to the last day of January. As the transition period is less than one month, no transition report is required.


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
                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 27, 1999                      dELiA*s Inc.

                                          By: /s/ Stephen I. Kahn
                                              --------------------------------
                                              Stephen I. Kahn
                                              Chairman of the Board, President
                                              and Chief Executive Officer


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